Securities and Exchange Commission

                     Washington, DC  20549

                          Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


                Date of Report January 29, 1998
               (Date of earliest event reported)



                    CalEnergy Company, Inc.
     (Exact name of registrant as specified in its charter)



    Delaware                  1-9874                94-2213782
(State of other          (Commission File          (IRS Employer
 jurisdiction of               Number)          Identification No.)
 incorporation)

 302 South 36th Street, Suite 400, Omaha, NE     68131
   (Address of principal executive offices)     Zip Code

Registrant's Telephone Number, including area code:    (402)341-4500


                              N/A
 (Former name or former address, if changed since last report)


Item 5.  Other Events

     On January 29, 1998, the Registrant announced its revenues and earnings for the fourth quarter and year ended 1997, which earnings included a one-time charge for an asset valuation impairment under Financial Accounting Standard No. 121 "Accounting for the Impairment of Long-Lived Assets"
relating to the Registrant's assets in Indonesia.   A copy of
the press release issued by the Registrant is attached hereto as Exhibit 1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     Exhibit 1 - Press Release dated January 29, 1998



                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CalEnergy Company, Inc.




                                    By: \s\ Douglas L. Anderson
                                        Douglas L. Anderson
                                        Assistant Secretary and
                                        Assistant General Counsel




Dated: January 29, 1998